                  AmeriCredit Automobile Receivables Trust 1997-A
                        Class A-1 5.5150% Asset Backed Notes
                     Class A-2 Floating Rate Asset Backed Notes
                        Class A-3 6.540% Asset Backed Notes
                         6.740% Asset Backed Certificates
                               Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1997-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Backup Servicer and Trust Collateral Agent, dated as of February 25, 1997. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:         11/01/97
Monthly Period Ending:            11/30/97

I.   MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

     A.  Beginning of period Aggregate Principal Balance                                                   $183,309,382
                                                                                                           ------------
     B.  Purchase of Subsequent Receivables                                                                           0
                                                                                                           ------------
     C.  Monthly Principal Amounts

         (1)  Collections on Receivables outstanding at end
               of period                                                         4,739,605
                                                                               -----------
         (2)  Collections on Receivables paid off during period                  1,537,360
                                                                               -----------
         (3)  Receivables becoming Liquidated Receivables
               during period                                                     2,752,486
                                                                               -----------
         (4)  Receivables becoming Purchased Receivables
               during period
                                                                               -----------
         (5)  Cram Down Losses occurring during period
                                                                               -----------
         (6)  Other Receivables adjustments                                         26,085
                                                                               -----------
         (7)  Less amounts allocable to Interest                                (2,603,012)
                                                                               -----------
         Total Monthly Principal Amounts                                                                      6,452,524
                                                                                                           ------------
     D.  End of period Aggregate Principal Balance                                                         $176,856,858
                                                                                                           ------------
                                                                                                           ------------
     E.  Pool Factor                                                                                          78.603069%
                                                                                                           ------------
                                                                                                           ------------
II.  MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                                  Class A-1    Class A-2    Class A-3         TOTAL
                                                                  ---------    ---------    ---------         -----

     A.  Beginning of period Note Balance                         $5,275,251   $86,625,000  $ 70,300,000   $162,200,251
                                                                  -----------------------------------------------------
     B.  Noteholders' Principal Distributable Amount               5,275,251     1,177,273             0      6,452,524
     C.  Noteholders' Accelerated Principal Amount                         0             0             0              0
     D.  Accelerated Payment Amount Shortfall                              0             0             0              0
     E.  Note Prepayment Amount                                            0             0             0              0
     F.  End of period Note Balance                               $        0   $85,447,727  $ 70,300,000   $155,747,727
                                                                  -----------------------------------------------------
                                                                  -----------------------------------------------------
     G.  Note Pool Factors                                          0.000000%    98.640955%   100.000000%     71.731826%
                                                                  -----------------------------------------------------
                                                                  -----------------------------------------------------


                                       1


IIl.  MONTHLY PERIOD CERTIFICATE BALANCE CALCULATION:

     A.  Beginning of period Certificate Balance                                                           $  7,875,000
                                                                                                           ------------
     B.  Certificateholders' Principal Distributable Amount                                                           0
     C.  Certificateholders' Accelerated Principal Amount                                                             0
     D.  Certificate Prepayment Amount                                                                                0
                                                                                                           ------------
     E.  End of period Certificate Balance                                                                 $  7,875,000
                                                                                                           ------------
                                                                                                           ------------
     F.  Certificate Pool Factor                                                                             100.000000%
                                                                                                           ------------
                                                                                                           ------------
IV.  RECONCILIATION OF PRE-FUNDING ACCOUNT:

     A.  Beginning of period Pre-Funding Account balance                                                   $          0
                                                                                                           ------------
     B.  Purchase of Subsequent Receivables                                                            0
                                                                                            ------------
     C.  Investment Earnings                                                                           0
                                                                                            ------------
     D.  Investment Earnings Transfer to Collections Account                                           0
                                                                                            ------------
     E.  Payment of Mandatory Prepayment Amount                                                        0
                                                                                            ------------
                                                                                                                      0
                                                                                                           ------------
     F.  End of period Pre-Funding Account balance                                                         $          0
                                                                                                           ------------
                                                                                                           ------------
V.   CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

     A.  Total Monthly Principal Amounts                                                                   $  6,452,524
                                                                                                           ------------
     B.  Required Pro-forma Security Balance                                                 157,402,604
                                                                                            ------------
     C.  Pro-forma Security Balance (Assuming 100% Paydown
          of Total Monthly Principal Amounts)                                                163,622,727
                                                                                            ------------
     D.  Step-down Amount  (B. - C.)                                                                                  0
                                                                                                           ------------
     E.  Principal Distributable Amount  (A.- D.)                                                          $  6,452,524
                                                                                                           ------------
                                                                                                           ------------
VI.  RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

     A.  Beginning of period Capitalized Interest Account
          balance                                                                                          $          0
                                                                                                           ------------
     B.  Monthly Capitalized Interest Amount                                                           0
                                                                                            ------------
     C.  Investment Earnings                                                                           0
                                                                                            ------------
     D.  Investment Earnings Transfer to Collections Account                                           0
                                                                                            ------------
     E.  Payment of Overfunded Capitalized Interest Amount                                             0
                                                                                            ------------
     F.  Payment of Remaining Capitalized Interest Account                                             0
                                                                                            ------------
                                                                                                                      0
                                                                                                           ------------
     G.  End of period Capitalized Interest Account balance                                                $          0
                                                                                                           ------------
                                                                                                           ------------
VlI.  RECONCILIATION OF COLLECTION ACCOUNT:

     A.  Available Funds:

         (1) Collections on Receivables during period
              (net of Liquidation Proceeds)                                                 $  6,276,965
                                                                                            ------------
         (2) Liquidation Proceeds collected
              during period                                                                    1,187,389
                                                                                            ------------
         (3) Purchase Amounts deposited in Collection
              Account
                                                                                            ------------
         (4) (a) Investment Earnings - Collection Account                                         21,853
                                                                                            ------------
             (b) Investment Earnings - Transfer From
                  Prefunding Account                                                                   0
                                                                                            ------------
             (c) Investment Earnings - Transfer From
                  Capitalized Interest Account                                                         0
                                                                                            ------------
             (5) Collection of Supplemental Servicing Fees                                       121,520
                                                                                            ------------
             (6) Monthly Capitalized Interest Amount                                                   0
                                                                                            ------------
             (7) Mandatory Prepayment Amount
                                                                                            ------------
             Total Available Funds                                                                            7,607,727
                                                                                                           ------------
     B.  Distributions:

         (1) Base Servicing Fee and Supplemental Servicing Fees                                  460,642
                                                                                            ------------
         (2) Agent fees                                                                            6,083
                                                                                            ------------
         (3) Noteholders' Interest Distributable Amount
              (a) Class A - 1                                                                     24,244
                                                                                            ------------
              (b) Class A - 2                                                                    415,529
                                                                                            ------------
              (c) Class A - 3                                                                    383,135
                                                                                            ------------
         (4) Noteholders' Principal Distributable Amount
             (a)  Class A - 1                                                                  5,275,251
                                                                                            ------------
             (b)  Class A - 2                                                                  1,177,273
                                                                                            ------------
             (c)  Class A - 3                                                                          0
                                                                                            ------------
         (5) Certificateholders' Interest Distributable Amount                                    44,231
                                                                                            ------------
         (6) Certificateholders' Principal Distributable Amount                                        0
                                                                                            ------------
         (7) Security Insurer Premiums                                                            47,723
                                                                                            ------------
         Total distributions                                                                                  7,834,111
                                                                                                           ------------

      C.   Excess Available Funds  (or Deficiency Claim Amount)                                                           (226,384)
                                                                                                                       -----------
      D.   Noteholders' Accelerated Principal Amount                                                                             0
                                                                                                                       -----------
      E.   Certificateholders' Accelerated Principal Amount
                                                                                                                       -----------
      F.   Deposit to Spread Account                                                                                            $0
                                                                                                                       -----------
                                                                                                                       -----------
VIII. CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:

      A.   Excess Available Funds  (VII.C.)                                                                       $0
                                                                                                        ------------
      B.   Pro Forma Security Balance (II.A.-II.B.+III.A.)                                               163,622,727
                                                                                                        ------------
      C.   Required Pro Forma Security Balance (89% x (I.D.+IV.F.)                                       157,402,604
                                                                                                        ------------
      D.   Excess of Pro Forma Balance over Required Balance (B.-C.)                                       6,220,123
                                                                                                        ------------
      E.   End of Period Class A-1 Note Balance                                                                    0
                                                                                                        ------------
      F.   Greater of D. or E.                                                                             6,220,123
                                                                                                        ------------
      G.   Accelerated Principal Amount (lesser of  A. or F.)                                                                   $0
                                                                                                                       -----------
                                                                                                                       -----------
IX.   CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL:

      A.   Pro Forma Security Balance                                                                   $163,622,727
                                                                                                        ------------
      B.   Required Pro Forma Security Balance                                                           157,402,604
                                                                                                        ------------
      C.   Excess of Pro Forma Balance over Required Balance (A.-B.)                                       6,220,123
                                                                                                        ------------
      D.   End of Period Class A-1 Note Balance                                                                    0
                                                                                                        ------------
      E.   Greater of C. or D.                                                                             6,220,123
                                                                                                        ------------
      F.   Excess Available Funds  (VI.C.)                                                                         0
                                                                                                        ------------
      G.   Investment Earnings on Collection Account                                                          21,853
                                                                                                        ------------
      H.   Accelerated Payment Amount Shortfall (E.-F.+G.)                                                              $6,241,976
                                                                                                                       -----------
                                                                                                                       -----------
X.    RECONCILIATION OF SPREAD ACCOUNT:

      A.    Beginning of period Spread Account balance                                                                 $14,573,096
                                                                                                                       -----------
      B.    Additions to Spread Account
           (1)  Deposits from Collections Account (VII. F.)                                                        0
                                                                                                        ------------
           (2)  Investment Earnings                                                                           70,512
                                                                                                        ------------
           (3)  Deposits Related to Subsequent Receivables Purchases                                               0
                                                                                                        ------------
           Total Additions                                                                                                  70,512
                                                                                                                       -----------

      C.    Spread Account balance prior to withdrawals                                                                 14,643,608
                                                                                                                       -----------
      D.    Requisite Amount of Spread Account
            (1)  Initial Spread Account Deposit                                                          $15,195,170
                                                                                                        ------------
            (2)  Subsequent Spread Account Deposits                                                        5,054,825
                                                                                                        ------------
            (3)  Total Initial & Subsequent Spread Account Deposits (1)+(2)                               20,249,995
                                                                                                        ------------
            (4)   9% of end of period Aggregate Principal Balance                                         15,917,117
                                                                                                        ------------
            (5)  $100,000                                                                                    100,000
                                                                                                        ------------
            (6)  2% of Original Pool Balance                                                               4,500,000
                                                                                                        ------------
            (7)  End of period Note and Certificate Balance (before accel. principal
                 shortfall calc)                                                                         163,622,727
                                                                                                        ------------
            (8)  Lesser of (6) or (7)                                                                      4,500,000
                                                                                                        ------------
            (9)  Greater of (5) or (8)                                                                     4,500,000
                                                                                                        ------------
           (10)  Aggregate Principal Balance                                                             176,856,858
                                                                                                        ------------
           (11)  End of period Note and Certificate Balance (before accel.
                 principal shortfall calc)                                                               163,622,727
                                                                                                        ------------
           (12) Line (10) less line (11)                                                                  13,234,131
                                                                                                        ------------
           (13) OC level (12)/(10), Maximum 11%                                                                7.48%
                                                                                                        ------------
           (14) 14% less OC level, if OC level is greater than 5%                                              6.52%
                                                                                                        ------------
           (15) Percent in (13) or (14))  x  End of period Aggregate Principal Balance                    11,531,067
                                                                                                        ------------
           (16) 15% of end of period Aggregate Principal Balance if Trigger Date                                 n/a
                                                                                                        ------------
           Requisite Amount of Spread Account (either (3),(4), (9), (15), or
           (16) as applicable)                                                                                          11,531,067
                                                                                                                       -----------
      E.    Withdrawals from Spread Account
            (1)  Priority First - Deficiency Claim Amount                                                    226,384
                                                                                                        ------------
            (2)  Priority Second through Third
                                                                                                        ------------
            (3)  Priority Fourth - Accelerated Payment Amount Shortfall                    6,241,976
                                                                                           ---------
                 Accelerated Payment Amount Shortfall in Excess of Requisite Amount                                0
                                                                                                        ------------
            (4)  Priority Fifth through Sixth
                                                                                                        ------------
            (5)  Priority Seventh - to Servicer                                                            2,886,157
                                                                                                        ------------

            Total withdrawals                                                                                            3,112,541
                                                                                                                       -----------
      F.    End of period Spread Account balance                                                                       $11,531,067
                                                                                                                       -----------
                                                                                                                       -----------


                                                                  3

XI.   PERFORMANCE TESTS:

      A.    Delinquency Ratio
            (1) Receivables with Scheduled Payment
                delinquent more than 60 days
                at end of period                                                                          $5,508,879
                                                                                                        ------------
            (2) Purchased Receivables with Scheduled
                Payment delinquent more than 60
                days at end of period
                                                                                                        ------------
            (3) Beginning of period Principal Balance                                                    183,309,382
                                                                                                        ------------
            (4) Delinquency Ratio (1)+(2) divided by (3)                                                                     3.01%
                                                                                                                       -----------
            (5) Previous Monthly Period Delinquency Ratio                                                                    2.76%
                                                                                                                       -----------
            (6) Second previous Monthly Period Delinquency Ratio                                                             2.92%
                                                                                                                       -----------
            (7) Average Delinquency Ratio (4)+(5)+(6)
                divided by 3                                                                                                 2.90%
                                                                                                                       -----------
            (8) Compliance (Delinquency Test Failure is a
                Delinquency Ratio equal to or greater than 5.00%)                                                              yes
                                                                                                                       -----------


      B.    Cumulative Default Rate
            (1) Defaulted Receivables in Current Period                                                   $2,194,428
                                                                                                        ------------
            (2) Cumulative Defaulted Receivables Including
                Defaulted Receivables in Current Period                                                   18,158,369
                                                                                                        ------------
            (3) Original Pool Balance                                                                    224,999,940
                                                                                                        ------------
            (4) Cumulative Default Rate (2) divided by (3)                                                                   8.07%
                                                                                                                       -----------
            (5) Compliance (Default Test Failure is a Cumulative
                Default Rate equal to or greater than 11.81%.)                                                                 yes
                                                                                                                       -----------
      C.    Cumulative Net Loss Rate
            (1) Receivables becoming Liquidated Receivables during period                                 $2,752,486
                                                                                                        ------------
            (2) Purchased Receivables with Scheduled
               Payment delinquent more than 30 days at end of period
                                                                                                        ------------
            (3) Cram Down Losses occurring during period
                                                                                                        ------------
            (4) Liquidation Proceeds collected during period                                              (1,187,389)
                                                                                                        ------------
            (5) Net Losses during period (1)+(2)+(3)-(4)                                                   1,565,097
                                                                                                        ------------
            (6) Net Losses since Initial Cut-off Date (Beginning of Period)                                6,853,785
                                                                                                        ------------
            (7) 50% of Receivables with Scheduled Payment delinquent
                more than 90 days at end of period                                                         1,768,776
                                                                                                        ------------
            (8) Original Aggregate Principal Balance plus Pre-Funded Amount as of
                the Closing Date                                                                         225,000,000
                                                                                                        ------------
            (9) Cumulative Net Loss Rate (5)+(6)+(7)
                divided by (8)                                                                                               4.53%
                                                                                                                       -----------
           (10) Compliance (Net Loss Test Failure is a
                Net Loss Rate equal to or greater than 6.75%.)                                                                 yes
                                                                                                                       -----------
      D.    Extension Rate
            (1) Principal Balance of Receivables extended during current period                            5,293,438
                                                                                                        ------------
            (2) Beginning of Period Aggregate Principal Balance                                          183,309,382
                                                                                                        ------------
            (3) Extension Rate (1) divided by (2)                                                                            2.89%
                                                                                                                       -----------
            (4) Previous Monthly Extension Rate                                                                              3.75%
                                                                                                                       -----------
            (5) Second previous Monthly Extension Rate                                                                       3.17%
                                                                                                                       -----------
            (6) Average Extension Rate (3)+(4)+(5)
                divided by 3                                                                                                 3.27%
                                                                                                                       -----------
            (7) Compliance (Extension Test Failure is an
                Extension Rate equal to or greater than 4%.)                                                                   yes
                                                                                                                       -----------
XII.    DELINQUENCY:

        A.   Receivables with Scheduled Payment delinquent
             (1) 31-60 days                                                              #     1,468     $15,022,437         8.20%
                                                                                         -----------------------------------------
             (2) 61-90 days                                                                      398       4,036,036         2.20%
                                                                                         -----------------------------------------
             (3) over 90 days                                                                    144       1,472,843         0.80%
                                                                                         -----------------------------------------
              Receivables with Scheduled Payment delinquent
                more than 30 days at end of period                                             2,010     $20,531,316        11.20%
                                                                                         -----------------------------------------
                                                                                         -----------------------------------------


                                                             4


XIV.   MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

       A.  Beginning of period number of Receivables                                                                        16,240
                                                                                                                       -----------
       B.  Number of Subsequent Receivables Purchased                                                                            0
                                                                                                                       -----------
       C.  Number of Receivables becoming Liquidated
             Receivables during period                                                                                         325
                                                                                                                       -----------
       D.  Number of Receivables becoming Purchased
             Receivables during period
                                                                                                                       -----------
       E.  Number of Receivables paid off during period                                                                        219
                                                                                                                       -----------
       F.  End of period number of Receivables                                                                              15,696
                                                                                                                       -----------
                                                                                                                       -----------
XV.    STATISTICAL DATA:

       A.  Weighted Average APR of the Receivables                                                                          19.68%
                                                                                                                       -----------
       B.  Weighted Average Remaining Term of the Receivables                                                                44.90
                                                                                                                       -----------
       C.  Average Receivable Balance                                                                                      $11,268
                                                                                                                       -----------
       D.  Aggregate Realized Losses                                                                                    $8,418,882
                                                                                                                       -----------



AmeriCredit Financial Services, Inc.


By:
      ------------------------------------------
Name:    Daniel E. Berce
Title:   Vice Chairman & Chief Financial Officer
Date:    December 3, 1997



                                                             5